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                                                                    Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-4/A of Armor Holdings, Inc. of our report dated March 31, 2001 relating to the consolidated financial statements which appear in Armor Holdings, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the references to us under the heading "Experts" in such Registration Statement.


                                         PRICEWATERHOUSECOOPERS LLP




Jacksonville, FL
November 26, 2001